                                                                   EXHIBIT 10.1

                     AMENDMENT NO. 9 TO THE LOAN DOCUMENTS

                  AMENDMENT dated as of August 16, 1999 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999 and Amendment No. 8 to the Loan Documents ("AMENDMENT NO. 8") dated as of August 2, 1999, the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to provide, among other things, for the application of the Net Cash Proceeds of asset dispositions as set forth herein.

                  (2) The Required Lenders have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

       (a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following definition:

       "SENIOR INDENTURE TRUSTEE" means U. S. Bank National Association, in its capacity as Trustee of the Senior Notes pursuant to the Senior Notes Indenture, or any successor thereto."

       (b) The definition of "AMENDMENT NO. 8 NET CASH PROCEEDS RESERVE" in
Section 1.01 is hereby amended to delete the figure "$20,000,000" and to substitute therefor the figure "$50,000,000."

       (c) Section 2.01(c)(iii)(y) is amended to delete the date "August 31, 1999" and to substitute therefor the date "September 30, 1999."

       (d) Section 5.02(b)(xviii) is amended in its entirety to read as follows:

       "(xviii) Indebtedness of the Borrower in an aggregate principal amount not in excess of $12,000,000, including within such amount Indebtedness evidenced by Contingent Obligations, which Indebtedness will be comprised of loans from one or more Plans (as defined in the California Settlement Agreement) or guarantees of loans by one or more Plans, the proceeds of which direct Indebtedness will be loaned to one or more buyers to be used, and the proceeds of which loans guaranteed by such Contingent Obligations will be used, to finance the working capital requirements of certain California Operations (as defined in the California Settlement Agreement) purchased from the Borrower or its Subsidiaries; provided that in all circumstances, the Borrower shall not have any payment obligation in respect of such Indebtedness until at least three years after the date such Indebtedness is incurred."

       (e) Section 5.02(d) of the Credit Agreement is hereby amended to delete the last paragraph thereof immediately following subsection (xiii) therein and to substitute therefor the following paragraph:

              "Notwithstanding any of the provisions of this Section 5.02(d), the Borrower and its Subsidiaries may retain (A) Net Cash Proceeds as provided in the Credit Agreement as in effect prior to the date of Amendment No. 8 to the Loan Documents and (B) up to 100% of the Net Cash Proceeds received from time to time on or after July 1, 1999 from one or more sales, leases, transfers or other dispositions expressly permitted under clause (vii), (viii) or (xi) of this Section 5.02(d), in each case for use in their business and operations in the ordinary course, so long as the aggregate amount of all such Net Cash Proceeds referred to in subclause (B) so retained by the Borrower and its Subsidiaries does not exceed $93,000,000, exclusive of up to $15,000,000 of such Net Cash Proceeds which can be retained by the Borrower and used solely for the payment of amounts owing under the Amended Aetna Note when due and payable in accordance with the terms thereof (such non-excluded Net Cash Proceeds referred to in subclause (B) being the `Amendment No. 8 Net Cash Proceeds'); provided, however, that all Amendment No. 8 Net Cash Proceeds received after the date of the Required Lenders' Proceeds Reserve Application Notice shall be applied immediately upon receipt thereof to reduce the Term Commitments in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b)."

              SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

       (a) The Administrative Agent shall have received on or before 12:00 noon (Charlotte time) on August 16, 1999, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) the Consent attached hereto, executed and delivered by each of the Loan Parties (other than the Borrower) and (iii) for the benefit of each Lender Party that has executed this Amendment prior to such time, a fee from the Borrower in an amount equal to 0.125% of the aggregate Commitment of such Lender Party, which amount will be distributed to the respective Lender Party no later than the third Business Day following receipt thereof by the Administrative Agent.

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Security Interest. The Borrower agrees that as promptly as practicable after it is permitted under the terms of the Credit Agreement it will take all actions necessary to grant a perfected security interest in all of the capital stock of Caremark pursuant to documentation satisfactory to the Administrative Agent (including, but not limited to, a trust agreement, pledge agreement and opinions of counsel), in favor of the Lender Parties, and equally and ratably in favor of the Senior Indenture Trustee for the benefit of the holders of the Senior Notes.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         (c) The Borrower confirms and ratifies its agreement to pay the fee referred to in Section 3 of Amendment No. 8 with the Application Date referred to therein to mean the Application Date provided for in this Amendment through the amendment to Section 2.01(c)(iii)(y) of the Credit Agreement provided for in Section 1(c) hereof.

                  SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                  THE BORROWER

                                  MEDPARTNERS, INC.

                                  By
                                      --------------------------------------
                                      Name:
                                      Title:

                                  THE ADMINISTRATIVE AGENT

                                  BANK OF AMERICA, N.A.


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  THE LENDER PARTIES

                                  BANK OF AMERICA, N.A., as a Lender,
                                  the Swing Line Bank and the Issuing Bank


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  AMSOUTH BANK


                                  By       /s/ Allison J. Sanders
                                      --------------------------------------
                                      Name:   Allison J. Sanders
                                      Title:  Vice President

                                  THE CHASE MANHATTAN BANK


                                  By            /s/ Dawn Lee Lum
                                      --------------------------------------
                                      Name:  Dawn Lee Lum
                                      Title: Vice President


                                  CITIBANK, N.A.


                                  By          /s/ Timothy L. Freeman
                                      --------------------------------------
                                      Name:  Timothy L. Freeman
                                      Title: Managing Director/SCO


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By        /s/ Martin Golden
                                      --------------------------------------
                                       Name:  Martin Golden
                                       Title: Vice President


                                  DEBT STRATEGIES FUND, INC.


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO



                                  By        /s/ L. Richard Schiller
                                      --------------------------------------
                                      Name:  L. Richard Schiller
                                      Title: Vice President


                                  FIRST UNION NATIONAL BANK


                                  By        /s/ Richard Davis
                                      --------------------------------------
                                      Name:  Richard Davis
                                      Title: Vice President

                                  FLOATING RATE PORTFOLIO
                                  BY: INVESCO Senior Secured Management, Inc.,
                                      as attorney in fact


                                  By        /s/ Anne M. McCarthy
                                      --------------------------------------
                                      Name:  Anne M. McCarthy
                                      Title: Authorized Signatory


                                  KZH HIGHLAND-2 LLC


                                  By        /s/ Peter Chin
                                      --------------------------------------
                                      Name:  Peter Chin
                                      Title: Authorized Agent


                                  MERRILL LYNCH, PIERCE, FENNER &
                                    SMITH INCORPORATED


                                  By        /s/ H.A. Sieger, Jr.
                                      --------------------------------------
                                      Name:  H.A. Sieger, Jr.
                                      Title:


                                  MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO, INC.
                                      BY:   MERRILL LYNCH ASSET
                                      MANAGEMENT L.P., as Investment Advisor


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  MERRILL LYNCH GLOBAL INVESTMENT
                                     SERIES:  INCOME STRATEGIES PORTFOLIO
                                     BY: MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                         as Investment Advisor


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:

                                  MERRILL LYNCH PRIME RATE PORTFOLIO
                                     BY:   MERRILL LYNCH ASSET
                                     MANAGEMENT, L.P., as Investment Advisor


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  ML CBO IV (CAYMAN) LTD.
                                  BY:  HIGHLAND CAPITAL MANAGEMENT L.P.,
                                           as Collateral Manager


                                  By        /s/ James Dondero
                                      --------------------------------------
                                      Name:  James Dondero, CFA, CPA
                                      Title: President


                                  ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     BY:   PILGRIM INVESTMENTS, INC.,
                                           as Investment Manager


                                  By        /s/ Charles E. LeMieux
                                      --------------------------------------
                                      Name:  Charles E. LeMieux, CFA
                                      Title: Assistant Vice President


                                  MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                  By        /s/ Anna Marie Fallon
                                      --------------------------------------
                                      Name:  Anna Marie Fallon
                                      Title: Vice President


                                  PAM CAPITAL FUNDING, LP
                                     BY:   HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                                as Collateral Manager


                                  By        /s/ James Dondero
                                      --------------------------------------
                                      Name:  James Dondero, CFA, CPA
                                      Title: President

                                  PAMCO CAYMAN, LTD.
                                   BY:  HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                                                as Collateral Manager


                                  By        /s/ James Dondero
                                      --------------------------------------
                                      Name:  James Dondero, CFA, CPA
                                      Title: President


                                  PILGRIM PRIME RATE TRUST
                                     BY:   PILGRIM INVESTMENTS, INC.,
                                                as Investment Manager


                                  By         /s/ Charles E. LeMieux
                                      --------------------------------------
                                      Name:  Charles E. LeMieux, CFA
                                      Title: Assistant Vice President


                                  SCOTIABANC INC.


                                  By        /s/ Dana Maloney
                                      --------------------------------------
                                      Name:  Dana Maloney
                                      Title: Relationship Manager


                                  SRV-HIGHLAND, INC.


                                  By        /s/ Kelly C. Walker
                                      --------------------------------------
                                      Name:  Kelly C. Walker
                                      Title: Vice President


                                  STEIN ROE & FARNHAM INCORPORATED,
                                          as Agent for KEYPORT LIFE INSURANCE
                                             COMPANY

                                  By        /s/ James R. Fellows
                                      --------------------------------------
                                      Name:  James R. Fellows
                                      Title: Vice President


                                  TORONTO DOMINION (TEXAS), INC.


                                  By        /s/ Sonja R. Jordan
                                      --------------------------------------
                                      Name:  Sonja R. Jordan
                                      Title: Vice President

                                  TRANSAMERICA LIFE INSURANCE AND
                                              ANNUITY CO.


                                  By        /s/ John M. Casparian
                                      --------------------------------------
                                      Name:  John M. Casparian
                                      Title: Investment Officer


                                  TRANSAMERICA PREMIER HIGH YIELD FUND


                                  By        /s/ Heather Creeden
                                      --------------------------------------
                                      Name:  Heather Creeden
                                      Title: Investment Officer


                                  VAN KAMPEN PRIME RATE INCOME TRUST


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  VAN KAMPEN SENIOR INCOME TRUST


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  VAN KAMPEN CLO II, LIMITED
                                  BY:      VAN KAMPEN MANAGEMENT, INC.,
                                           as Collateral Manager


                                  By
                                      --------------------------------------
                                      Name:
                                      Title:


                                  WACHOVIA BANK, N.A.


                                  By        /s/ John C. Conty
                                      --------------------------------------
                                      Name:  John C. Conty
                                      Title: Assistant Vice President

                           CONSENT TO AMENDMENT NO. 9
                             TO THE LOAN DOCUMENTS

                             As of August 16, 1999

                  Reference is made to Amendment No. 9 to the Loan Documents dated as of August 16, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999 and Amendment No. 8 to the Loan Documents dated as of August 2, 1999, the "CREDIT AGREEMENT") among MedPartners, Inc., a Delaware corporation, the Lenders party thereto, NationsBank, N.A., as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and NationsBank, N.A., as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                                  MEDGP, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  MEDPARTNERS ACQUISITION CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  MEDPARTNERS AVIATION, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS EAST, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  GEORGIA MEDPARTNERS MANAGEMENT,
                                  INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  MEDPARTNERS INTEGRATED NETWORK-
                                  CHANDLER, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  MEDPARTNERS PROFESSIONAL
                                  MANAGEMENT CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  ADS HEALTH MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  HEALTHWAYS, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  BAY AREA PRACTICE MANAGEMENT
                                  GROUP, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  CHS MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  CAREMARK INTERNATIONAL INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  CAREMARK INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  By        /s/ Leisa Kizer
                                       ----------------------------------------
                                       Name:  Leisa Kizer
                                       Title: Treasurer


                                  CAREMARK PHYSICIAN SERVICES OF TEXAS INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  PRESCRIPTION HEALTH SERVICES, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  STRATEGIC HEALTHCARE MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer



                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                  CAREMARK INTERNATIONAL HOLDINGS INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  MEDPARTNERS PHYSICIAN SERVICES INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  CAREMARK RESOURCES CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  FRIENDLY HILLS HEALTHCARE
                                  NETWORK INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS NSC LTD.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  MEDPARTNERS ADMINISTRATIVE
                                  SERVICES, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                  MEDPARTNERS MANAGED CARE, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  ACUTE CARE MEDICAL MANAGEMENT, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  BGS HEALTHCARE, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  HOME HEALTH AGENCY OF GREATER
                                  MIAMI, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS MANAGED CARE OF SOUTH
                                  BROWARD, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  MEDPARTNERS MEDICAL MANAGEMENT OF
                                  OHIO, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary

                                  LFMG, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer


                                  PACIFIC MEDICAL GROUP, INC.


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  PACIFIC PHYSICIAN SERVICES, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PPS EAST, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PPS NORTH CAROLINA MEDICAL
                                  MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PPS RIVERSIDE DIVISION ACQUISITION
                                  AND MANAGEMENT CORP. I


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer

                                  PPS VALLEY MANAGEMENT, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  By        /s/ Sara J. Finley
                                       ----------------------------------------
                                       Name:  Sara J. Finley
                                       Title: Vice President & Secretary


                                  PPS INDEMNITY, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PACIFIC PHYSICIAN SERVICES
                                  ARIZONA, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PACIFIC PHYSICIAN SERVICES
                                  NEVADA, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: President & Treasurer


                                  PHYSICIANS' HOSPITAL MANAGEMENT
                                  CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Vice President & Treasurer

                                  RELIANT HEALTHCARE SYSTEMS, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer


                                  By        /s/ Sara J. Finley
                                    -------------------------------------------
                                    Name:  Sara J. Finley
                                    Title: Vice President & Secretary


                                  MEDPARTNERS/TALBERT MEDICAL
                                  MANAGEMENT CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer


                                  TALBERT MEDICAL MANAGEMENT
                                  CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer


                                  TALBERT HEALTH SERVICES
                                  CORPORATION


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer


                                  MEDPARTNERS ADMINISTRATION, L.P.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Executive Vice President & Treasurer
                                           of MedPartners, Inc., the General
                                           Partner

                                  MEDPARTNERS PHYSICIAN
                                  MANAGEMENT, L.P.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Executive Vice President of
                                           MedPartners, Inc., the General
                                           Partner


                                  MEDOHIO, L.P.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer of MedGP, Inc.,
                                           the General Partner


                                  MED TENNESSEE, INC.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer


                                  MEDTEX, L.P.

                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: President & Treasurer of MedGP, Inc.,
                                           the General Partner


                                  MEDPARTNERS PHYSICIAN SERVICES
                                  OF ILLINOIS L.L.C.


                                  By        /s/ James H. Dickerson, Jr.
                                    -------------------------------------------
                                    Name:  James H. Dickerson, Jr.
                                    Title: Vice President & Treasurer of
                                           North Suburban Clinic, Ltd.,
                                           a Member

                               CERRITOS INVESTMENT GROUP


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Chief
                                        Financial Officer of MedPartners, Inc.,
                                        a Partner


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Corporate Secretary of
                                        MedPartners, Inc., a Partner


                               CERRITOS INVESTMENT GROUP II


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Chief
                                        Financial Officer of MedPartners, Inc.,
                                        a Partner


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                        Corporate Secretary of
                                        MedPartners, Inc., a Partner


                               FAMILY MEDICAL CENTER


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Vice President & Secretary of
                                        Pacific Medical Group, Inc., a Partner

                               5000 AIRPORT PLAZA, L.P.


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Chief
                                        Financial Officer of MedPartners, Inc.,
                                        the General Partner


                               By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Corporate Secretary of
                                        MedPartners, Inc., the General Partner


                               KS-PSI OF TEXAS L.P.


                               By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer of
                                        MedPartners Physician Services, Inc.,
                                        the General Partner